                                                                    EXHIBIT 10.2

Notice of Grant of Restricted Stock       TOO, Inc.
                                          ID: 31-1333930           TOO, INC
                                          8223 Walton Parkway
                                          New Albany, OH 43054

Name: ___________________________           Award No.: ___________________
Address: ________________________           Plan: ________________________
_________________________________           ID:   ________________________

Effective ____________, 200_, you have been granted a Restricted Stock Award consisting of ________ shares of TOO, Inc. (the Company) stock .

Shares in each period will become fully vested on the date shown.

Shares               Vest Type      Full Vest     Expiration
------               ---------      ---------     ----------

[_____]                              [date]         [date]
[_____]                              [date]         [date]
[_____]                              [date]         [date]
[_____]                              [date]         [date]

Stock Award Type: [ ] Incentive Stock Options
                  [ ] Non-qualified Stock Options
                  [ ] Performance Vesting Restricted Stock
                  [ ] Service Vesting Restricted Stock
                  [ ] Other:
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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option and Performance Incentive Plan as amended and a Confidentiality Agreement, all of which are attached and made a part of this document.
________________________________________________________________________________

_______________________________                        _________________________
TOO, Inc.                                              Date

_______________________________                        _________________________
[grantee]                                              Date

Please return one signed copy of this agreement to the Stock Plan Administrator in the Human Resources Dept. at Too, Inc. 8323 Walton Parkway, New Albany, OH 43054. Phone: 614/775-3470